FIRST US BANCSHARES, INC.

Investor Presentation

As of June 30, 2019

Forward-Looking Statements

This presentation of First US Bancshares, Inc. ("FUSB") contains forward-looking statements, as defined by federal securities laws. Statements contained in this presentation that are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by FUSB's senior management. FUSB undertakes no obligation to update these statements following the date of this presentation, except as required by law. In addition, FUSB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of FUSB's senior management based upon current information and involve a number of risks and uncertainties. Certain factors that could affect the accuracy of such forward-looking statements are identified in the public filings made by FUSB with the Securities and Exchange Commission (the "SEC"), including FUSB's most recent Annual Report on Form 10-K, and forward-looking statements contained in this presentation or in other public statements of FUSB or its senior management should be considered in light of those factors. Specifically, with respect to statements relating to the sufficiency of the allowance for loan and lease losses, loan demand, cash flows, growth and earnings potential and expansion, these factors include, but are not limited to, the rate of growth (or lack thereof) in the economy generally and in the market areas served by First US Bank (the "Bank") and Acceptance Loan Company ("ALC"), market conditions and investment returns, the availability of quality loans in the Bank's and ALC's service areas, the relative strength and weakness in the consumer and commercial credit sectors and in the real estate markets, collateral values and cybersecurity threats. With respect to statements relating to FUSB's acquisition of The Peoples Bank, these factors include, but are not limited to, difficulties, delays and unanticipated costs in integrating the organizations' businesses or realized expected cost savings and other benefits; business disruptions as a result of the integration of the organizations, including possible loss of customers; diversion of management time to address acquisition-related issues; and changes in asset quality and credit risk as a result of the acquisition. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

Presentation Disclosure

This presentation has been prepared by FUSB solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of FUSB and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of FUSB and the information included in this presentation or other information provided by or on behalf of FUSB.

This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of FUSB by any person in any jurisdiction in which it is unlawful for such person to make such an offer or solicitation.

Neither the SEC nor any state securities commission has approved or disapproved of the securities of FUSB or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

Except as otherwise indicated, this presentation speaks as of the date indicated on the cover page. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of FUSB after such date.

This presentation includes unaudited financial measures that have been prepared other than in accordance with generally accepted accounting principles in the United States ("non-GAAP financial measures"), including tangible book value per common share, return on average tangible common equity and tangible common equity to tangible assets. FUSB presents non-GAAP financial measures when it believes that the additional information is useful and meaningful to management and investors. Non-GAAP financial measures do not have any standardized meaning and, therefore, may not be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See Appendix B to this presentation for a reconciliation of certain non-GAAP financial measures to the comparable GAAP measures.

Contents

FIRST US | BANCSHARES, INC.

Corporate Profile

Company Founded:	1952	Tangible BV:	$11.84 per share [1]
Headquarters:	Birmingham, AL	Exchange:	NASDAQ: FUSB
First US Bank:	20 Branches / 2 LPOs	Stock Price:	$9.24
Acceptance Loan Co:	21 Branches	Price to TBV:	78.0% [1]
Total Assets:	$777 million	Market Cap:	$58.27 million
Net Loans:	$512 million	Annual Dividend:	$0.08
Total Deposits:	$683 million	Dividend Yield:	0.87%

Information as of 6/30/19

[1] Calculations of tangible balances and measures are included in Appendix B

Corporate Profile

An Experienced Management Team



James F. House, President and Chief Executive Officer

- Veteran banker with SouthTrust Bank for 31 years
- Business consultant from 2005 to 2009 focusing on management, investments, and commercial and consumer lending issues
- Florida Division President with BankTrust from 2009 to 2011
- Tenure at FUSB began in November 2011



Thomas S. Elley, Chief Financial Officer

- CPA holding various positions with Deloitte & Touche LLP over 13-year period
- Held previous banking positions with Regions Financial Corporation, Iberiabank Corporation and SouthTrust Corporation
- Background in public company audits, Sarbanes-Oxley and internal control over financial reporting
- Tenure at FUSB began October 2013



Andrew C. Bearden, Jr., Chairman of the Board of Directors

- CPA offering consulting services through BEACO Consulting, LLC
- Served Peoples BancTrust Co., Inc. in Selma, Alabama as CFO and COO; and BankTrust in Mobile, Alabama as COO
- Wide range of accounting, financial, capital markets, risk assessment, and other executive management experience and skills
- FUSB Director since 2009

First US Bank – Branch and LPO Location Map

S&P Global
Market Intelligence


Clarksville
Nashville
Murfreesboro
Kingsport
Bristol
Johnson City
Knoxville
Jonesboro
Jackson
Asheville
Charlotte
ARKANSAS
Little Rock
Chattanooga
Huntsville
Greenville
Athens
Atlanta
Columbia
Augusta
Starkville
Birmingham
Tuscaloosa
MISSISSIPPI
ALABAMA
Macon
Warner Robins
Monroe
Montgomery
Columbus
Savannah
Albany
Alexandria
Hattiesburg
Dothan
LOUISIANA
Valdosta
Mobile
Baton Rouge
Biloxi
Pensacola
Tallahassee
N
(FUSB) First US Bancshares Inc.
FUSB Branch Locations
FUSB Loan Production Offices
FUSB Loan Production Offices

August 28, 2019

Acceptance Loan Company – Branch Location Map

S&P Global
Market Intelligence



ARKANSAS
Little Rock
Chattanooga
Huntsville
Athens
Atlanta
Starkville
Birmingham
Tuscaloosa
MISSISSIPPI
MISSISSIPPI
ALABAMA
Macon
Warner Robins
Monroe
Montgomery
Columbus
Albany
Alexandria
Hattiesburg
Dothan
Valdosta
LOUISIANA
Mobile
Baton Rouge
Biloxi
Gulfport
Pensacola
Tallahassee
Lafayette

January 29, 2019

Strategic Focus

- Increase Shareholder Value
- Protect our Core Values: Ethical Conduct, Responsiveness, Professionalism, Stewardship
- Improve Customer Satisfaction
- Take Advantage of Strong Positioning for Growth Organically or through Acquisition
- Enhance Digital Bank Offerings

Strategic Focus – A Favorable Geographic Footprint

S&P Global
Market Intelligence



Springfield
Cape Girardeau
Bowling Green
Clarksville
Nashville
Murfreesboro
Knoxville
Kingsport
Johnson City
Blacksburg
Roanoke
Lynchburg
Winston-Salem
Greensboro
Jonesboro
Jackson
Asheville
Charlotte
Chattanooga
Little Rock
Huntsville
Greenville
Athens
Atlanta
Columbia
Birmingham
Starkville
Augusta
Tuscaloosa
North Charleston
Charleston
Macon
Shreveport
Monroe
Montgomery
Columbus
Warner Robins
Savannah
Albany
Alexandria
Hattiesburg
Dothan
Valdosta
Mobile
Baton Rouge
Biloxi
Gulfport
Pensacola
Tallahassee
Lake Charles
Lafayette
Jacksonville
Gainesville
Palm Coast
esri

Potential Markets for Growth

- Alabama:
  - Auburn
  - Dothan
  - Huntsville
  - Montgomery
- Florida:
  - Destin
  - Panama City
  - Pensacola
- Georgia:
  - Athens
  - Atlanta
  - Augusta
  - Columbus
  - Macon
- Mississippi:
  - Hattiesburg
  - Jackson
  - Meridian
- South Carolina:
  - Greenville
- Tennessee:
  - Memphis
  - Nashville

Strategic Focus
Benefits of our Acquisition Strategy

- Acquisition of The Peoples Bank – Closed on August 31, 2018
  - $155 million in earning assets and $140 million in deposits
  - 4 branches in Tennessee and southwest Virginia
  - Provides a foothold in the vibrant Knoxville, TN market
  - Access to low-cost deposits in southwest Virginia
- Re-leveraged the balance sheet
  - Tangible Common Equity / Tangible Assets: 9.72% as of 6/30/19, from 11.93% as of 6/30/18 [1]
- Significant earnings improvement from improved scale and upgrade of earning assets mix
  - YTD ROAA: 0.57% as of 6/30/19, from 0.25% as of 6/30/18
  - YTD ROATE: 6.25% as of 6/30/19, from 2.06% as of 6/30/18 [1]
- On pace for earn-back of tangible book dilution in approximately 2 years

[1] Calculations of tangible balances and measures are included in Appendix B

Strategic Focus

Selected Balance Sheet Information
Quarterly Comparison (dollars in thousands)

	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Investment Securities	$ 136,649	$ 148,025	$ 153,949	$ 159,496	$ 165,740
Loans, Net of Allowance for Loan and Lease Losses	$ 511,515	$ 502,760	$ 514,867	$ 519,822	$ 355,529
OREO	$ 1,258	$ 1,222	$ 1,505	$ 1,489	$ 2,181
Total Assets	$ 777,171	$ 795,334	$ 791,939	$ 802,595	$ 634,036
Deposits	$ 682,806	$ 703,361	$ 704,725	$ 715,761	$ 531,428
Total Shareholders' Equity	$ 83,748	$ 81,573	$ 79,437	$ 77,470	$ 75,634
Total Liabilities and Shareholders' Equity	$ 777,171	$ 795,334	$ 791,939	$ 802,595	$ 634,036

Strategic Focus

Income Statements

Quarterly Comparison (dollars in thousands, except per share data)

	Quarter Ended				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Total Interest Income	$ 10,923	$ 10,813	$ 11,177	$ 9,452	$ 8,390
Total Interest Expense	1,690	1,640	1,533	1,124	888
Net Interest Income	$ 9,233	$ 9,173	$ 9,644	$ 8,328	$ 7,502
Provision for Loan and Lease Losses	715	400	473	789	702
Net Interest Income After Provision for Loan and Lease Losses	$ 8,518	$ 8,773	$ 9,171	$ 7,539	$ 6,800
Total Non-Interest Income	1,291	1,265	1,158	2,112	1,132
Total Non-Interest Expense	8,504	8,453	8,382	9,142	7,492
Income Before Income Taxes	$ 1,305	$ 1,585	$ 1,947	$ 509	$ 440
Provision for Income Taxes	300	351	470	269	81
Net Income	$ 1,005	$ 1,234	$ 1,477	$ 240	$ 359
Basic Net Income per Share	$ 0.16	$ 0.19	$ 0.23	$ 0.04	$ 0.06
Diluted Net Income per Share	$ 0.15	$ 0.18	$ 0.22	$ 0.03	$ 0.06
Dividends per Share	$ 0.02	$ 0.02	$ 0.02	$ 0.02	$ 0.02

Strategic Focus
Selected Financial Data

	Quarter Ended					Six Months Ended	
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018
Diluted Net Income per Share	$ 0.15	$ 0.18	$ 0.22	$ 0.03	$ 0.06	$ 0.33	$ 0.12
Return on Average Assets (annualized)	0.51%	0.63%	0.74%	0.14%	0.23%	0.57%	0.25%
Return on Average Tangible Common Equity (annualized) [(1)]	5.50%	7.01%	8.52%	1.30%	1.91%	6.25%	2.06%
Net Interest Margin	5.21%	5.17%	5.27%	5.25%	5.31%	5.19%	5.28%
Efficiency Ratio [(2)]	80.8%	81.0%	77.6%	87.6%	86.8%	80.9%	86.6%
Loans to Deposits Ratio	74.9%	71.5%	73.1%	72.6%	66.9%	74.9%	66.9%
Tangible Book Value per Common Share [(1)]	$ 11.84	$ 11.48	$ 11.13	$ 10.79	$ 12.41	$ 11.84	$ 12.41

(1) Calculations of tangible balances and measures are included in Appendix B
(2) Efficiency ratio = non-interest expense / (net interest income + non-interest income)

Strategic Achievements

- ☑ Successful acquisition and integration of The Peoples Bank
- ☑ Lease-up of the Bank's Pump House Plaza office complex in Birmingham
- ☑ Continued growth in existing metropolitan markets
- ☑ Mortgage Division growth
- ☑ Continued deployment of enhanced technology

Strategic Achievements
Successful Organic Expansion in Birmingham

- Loan Production Office Opened April 2016
- Constructed "Pump House Plaza" office complex
  - Moved corporate headquarters in Q3 2017
  - Includes 1,200 square foot branch
- Loan growth: $78.8 million in Birmingham since 2016
- Deposit growth: $56.2 million in Birmingham since opening branch in August 2017
- Lease commenced on all remaining unused Pump House Plaza space in Q4 2018
  - Non-interest revenue of $800,000+ expected annually
- Cost efficient Bank Operations Center remains in Thomasville, AL


FIRST US | BANK


FIRST US | BANK

Strategic Achievements

Established New Loan Production Offices in Mobile, AL and Chattanooga, TN Area

- Mobile, Alabama
  - –Opened April 2019
  - –Mobile banking veteran with 20 years of experience tapped to lead
  - –Will augment commercial lending efforts in Southwest Alabama
  - –95 miles from Thomasville, AL
  - –Second largest city and third largest MSA in the State of Alabama
  - –Median household income $46,023

- Chattanooga, Tennessee Area
  - –Opened June 2019
  - –Chattanooga banking veteran with 12 years of experience tapped to lead
  - –Will augment commercial lending efforts in Southeast Tennessee
  - –110 miles from Knoxville, TN
  - –Fourth largest city and MSA in the State of Tennessee
  - –Median household income $39,683

Strategic Achievements
Established Mortgage Division in 2017

- Key entry point in new markets
- Secondary market fees earned
  - $289,000 through 6/30/2019
  - $507,000 in 2018
  - $211,000 in 2017
- 5 mortgage lenders as of 6/30/19
  - 2 in Birmingham, 1 in Knoxville, 1 in West Alabama, 1 in Southwest Alabama
- Relationships established with 6 wholesale lenders
- Offering conventional, FHA, VA, and USDA products
- Promote and develop Bank portfolio and HELOC products

Strategic Achievements
Modernized Technology While Maintaining Cost Discipline

- Cost neutral positioning maintained while redeploying dollars to rebuild infrastructure and expand product offerings
- Increased expense in 2018 due to addition of The Peoples Bank
- ALC adds substantial expense, but with the benefits of higher yield and superior diversification

Non-Interest Expense



$35,000
$32,500
$30,000
$27,500
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0
Thousands

	FYE 2012	FYE 2013	FYE 2014	FYE 2015	FYE 2016	FYE 2017	FYE 2018
All Other Non-interest expense	$382	$35	$134	$897	$1,070	$829	$756
ALC Non-interest expense	$10,734	$10,303	$9,953	$9,909	$9,588	$9,524	$9,770
Bank Non-interest expense	$21,368	$20,464	$18,508	$17,571	$17,837	$18,096	$21,791
Total Non-interest expense	$32,484	$30,802	$28,595	$28,377	$28,495	$28,449	$32,317
Core Non-interest expense*	$26,293	$27,681	$27,518	$27,350	$27,776	$27,911	$30,453
Full-time equivalent employees	291	286	292	278	259	249	270

*Core non-interest expense excludes OREO/Foreclosure-related and acquisition-related expenses

Appendix A – Historical Information
Committed to Sound Credit Policies

- $78 million reduction in classified assets since 2011
- Nonperforming assets reduced from peak of $47 million to $2.7 million as of 6/30/19
- Nonperforming assets as a % of Total Assets reduced from 5.73% as of 12/31/11 to 0.35% as of 6/30/19



Total Classified Assets
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Thousands

	Dec 31 2011	Dec 31 2012	Dec 31 2013	Dec 31 2014	Dec 31 2015	Dec 31 2016	Dec 31 2017	Dec 31 2018	Jun 30 2019
OREO	$16,774	$13,286	$9,310	$7,735	$6,038	$4,858	$3,792	$1,505	$1,258
ALC - Nonperforming Loans	$3,995	$1,837	$1,854	$1,905	$1,657	$1,899	$1,916	$1,229	$837
Bank - Substandard Loans	$62,716	$65,403	$43,005	$15,369	$5,013	$3,329	$1,638	$4,267	$3,452
Nonperforming Assets as % of Total Assets	5.73%	6.78%	3.78%	2.50%	1.59%	1.20%	0.95%	0.54%	0.35%

Appendix A – Historical Information
Building a Diversified Loan Portfolio

- First US Bank
  - Growth driven by expansion into larger metropolitan markets, including the TPB merger
  - Maintaining adherence to credit standards
  - Annualized average yield YTD 6/30/2019 of 5.28%, compared to 4.85% FYE 2018
- ALC
  - Continued shift to indirect lending – lower yield, but lower losses
  - Moving traditional consumer lending up the credit spectrum
  - Annualized average yield YTD 6/30/2019 of 17.26%, compared to 17.61% FYE 2018



Loan Volume
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
Thousands

	Dec 31 2012	Dec 31 2013	Dec 31 2014	Dec 31 2015	Dec 31 2016	Dec 31 2017	Dec 31 2018	Jun 30 2019
Bank - Net Loans	$265,791	$233,453	$187,500	$173,735	$237,242	$254,682	$414,430	$407,508
ALC - Net Loans	$71,609	$67,474	$72,016	$81,697	$85,530	$91,439	$100,437	$104,007
FUSB - Net Loans	$337,400	$300,927	$259,516	$255,432	$322,772	$346,121	$514,867	$511,515

Appendix A – Historical Information
First US Bank – Building a Diversified Portfolio

- C&I and Real Estate enhance diversification
- Stay within our core competencies
- Focus on C&I loans with strong cash flows
- Limited real estate development loans (primarily those acquired through the TPB merger)
- Growth from the TPB merger concentrated in real estate portfolio



$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Thousands

	Direct Consumer	Commercial & Industrial	Real Estate	Total Loan Portfolio
12/31/15	$7,436	$29,377	$138,400	$175,213
12/31/16	$6,206	$57,963	$175,700	$239,869
12/31/17	$5,217	$69,969	$182,317	$257,503
12/31/18	$6,927	$85,779	$324,790	$417,496
06/30/19	$7,241	$91,489	$311,987	$410,717

Appendix A – Historical Information

ALC - Enhancing Diversification with Focus on Indirect Sales

- Indirect Sales – National and Regional retailers (includes RVs/campers, marine, horse trailers, cargo trailers, limited ATVs)
- Branch Retail – Local retailers managed through branch network
- Direct Consumer – Installment lending through branch network
- Real Estate – Discontinued in 2012 – now in runoff mode


$120,000
$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Thousands

	Real Estate	Direct Consumer	Branch Retail	Indirect Sales	Total Loan Portfolio
12/31/15	$17,233	$38,198	$29,452	$8,481	$93,364
12/31/16	$13,724	$36,413	$27,405	$17,370	$94,912
12/31/17	$10,801	$34,083	$26,434	$28,637	$99,955
12/31/18	$7,785	$31,656	$28,324	$40,609	$108,374
06/30/19	$6,549	$29,919	$29,609	$45,466	$111,543

FIRST US | BANCSHARES, INC.

Appendix A – Historical Information

Share Price vs. Tangible Book Value (78% as of 6/30/2019)[1]



$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
11.09
11.40
11.46
11.63
12.15
12.46
12.56
12.76
13.00
12.62
12.91
12.53
12.41
11.13
11.84
5.48
5.36
9.89
7.29
8.47
8.84
8.05
8.92
8.90
11.11
11.22
12.80
11.65
7.95
9.24
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
First US Bancshares Stock Price
Tangible Book Value

[1] Calculations of tangible balances and measures are included in Appendix B

Appendix A – Historical Information

Selected Balance Sheet Information
Annual Comparison (dollars in thousands)

	6/30/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Investment Securities	$ 136,649	$ 153,949	$ 180,150	$ 207,814	$ 231,202	$ 234,086
Loans, Net of Allowance for Loan and Lease Losses	$ 511,515	$ 514,867	$ 346,121	$ 322,772	$ 255,432	$ 259,516
OREO	$ 1,258	$ 1,505	$ 3,792	$ 4,858	$ 6,038	$ 7,735
Total Assets	$ 777,171	$ 791,939	$ 625,581	$ 606,892	$ 575,782	$ 572,609
Deposits	$ 682,806	$ 704,725	$ 517,079	$ 497,556	$ 479,258	$ 483,659
Total Shareholders' Equity	$ 83,748	$ 79,437	$ 76,208	$ 76,241	$ 77,030	$ 75,162
Total Liabilities and Shareholders' Equity	$ 777,171	$ 791,939	$ 625,581	$ 606,892	$ 575,782	$ 572,609

Appendix A – Historical Information
Income Statements
Annual Comparison (dollars in thousands, except per share data)

	Six Months Ended	Year Ended				
	6/30/19	12/31/18	12/31/17	12/31/16	12/31/15	12/31/14
Total Interest Income	$ 21,736	$ 37,138	$ 31,100	$ 30,155	$ 29,897	$ 31,361
Total Interest Expense	3,330	4,350	2,706	2,271	2,289	2,553
Net Interest Income	$ 18,406	$ 32,788	$ 28,394	$ 27,884	$ 27,608	$ 28,808
Provision for Loan and Lease Losses	1,115	2,622	1,987	3,197	216	(74)
Net Interest Income After Provision for Loan and Lease Losses	$ 17,291	$ 30,166	$ 26,407	$ 24,687	$ 27,392	$ 28,882
Total Non-Interest Income	2,556	5,542	4,666	5,201	4,531	5,091
Total Non-Interest Expense	16,957	32,317	28,449	28,495	28,377	28,595
Income Before Income Taxes	$ 2,890	$ 3,391	$ 2,624	$ 1,393	$ 3,546	$ 5,378
Provision for Income Taxes	651	901	3,035	169	951	1,829
Net Income (Loss)	$ 2,239	$ 2,490	$ (411)	$ 1,224	$ 2,595	$ 3,549
Basic Net Income (Loss) per Share	$ 0.35	$ 0.40	$ (0.07)	$ 0.20	$ 0.42	$ 0.58
Diluted Net Income (Loss) per Share	$ 0.33	$ 0.37	$ (0.07)	$ 0.19	$ 0.41	$ 0.57
Dividends per Share	$ 0.04	$ 0.08	$ 0.08	$ 0.08	$ 0.08	$ 0.03

Appendix A – Historical Information

Capital Ratios

Re-leveraged through The Peoples Bank acquisition

	Common Equity Tier 1 Capital	Risk-based Capital	Tier 1 Leverage
December 31, 2016	19.01%	20.26%	12.27%
December 31, 2017	18.41%	19.60%	11.89%
December 31, 2018	12.62%	13.53%	8.96%
June 30, 2019	12.86%	13.76%	9.43%
Well-Capitalized	6.50%	10.00%	5.00%

- Capital ratios decreased in Q3 2018 due to acquisition of The Peoples Bank
- Tier 1 leverage increased 18 bps during Q4 2018 and 47 bps YTD 6/30/2019
- Will continue to build capital for future growth opportunities

Appendix B
Non-GAAP Reconciliation (dollars and shares in thousands, except per share data)

		Quarter Ended					Six Months Ended	
		6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018
TANGIBLE BALANCES								
Total assets		$ 777,171	$ 795,334	$ 791,939	$ 802,595	$ 634,036		
Less: Goodwill		7,435	7,435	7,435	7,552	—		
Less: Core deposit intangible		1,621	1,749	1,877	2,005	—		
Tangible assets	(a)	**$ 768,115**	**$ 786,150**	**$ 782,627**	**$ 793,038**	**$ 634,036**		
Total shareholders' equity		$ 83,748	$ 81,573	$ 79,437	$ 77,470	$ 75,634		
Less: Goodwill		7,435	7,435	7,435	7,552	—		
Less: Core deposit intangible		1,621	1,749	1,877	2,005	—		
Tangible common equity	(b)	**$ 74,692**	**$ 72,389**	**$ 70,125**	**$ 67,913**	**$ 75,634**		
Average shareholders' equity		$ 82,335	$ 80,600	$ 78,275	$ 76,303	$ 75,447	$ 81,472	$ 75,634
Less: Average goodwill		7,435	7,435	7,551	2,517	—	7,435	—
Less: Average core deposit intangible		1,683	1,818	1,960	676	—	1,750	—
Average tangible shareholders' equity	(c)	**$ 73,217**	**$ 71,347**	**$ 68,764**	**$ 73,110**	**$ 75,447**	**$ 72,287**	**$ 75,634**
Net income	(d)	**$ 1,005**	**$ 1,234**	**$ 1,477**	**$ 240**	**$ 359**	**$ 2,239**	**$ 773**
Common shares outstanding	(e)	**6,306**	**6,304**	**6,298**	**6,297**	**6,092**		
TANGIBLE MEASUREMENTS								
Tangible book value per common share	(b)/(e)	**$ 11.84**	**$ 11.48**	**$ 11.13**	**$ 10.79**	**$ 12.41**		
Tangible common equity to tangible assets	(b)/(a)	**9.72%**	**9.21%**	**8.96%**	**8.56%**	**11.93%**		
Return on average tangible common equity (annualized)	(1)	**5.50%**	**7.01%**	**8.52%**	**1.30%**	**1.91%**	**6.25%**	**2.06%**

(1) Calculation of Return on average tangible common equity (annualized) = ((net income (d) / number of days in period) * number of days in year) / average tangible shareholders' equity (c)

Appendix B

Non-GAAP Reconciliation (dollars and shares in thousands, except per share data)

		6/30/2019	12/31/2018	6/30/2018	12/31/2017	6/30/2017	12/31/2016	6/30/2016	12/31/2015
TANGIBLE BOOK VALUE									
Total shareholders' equity		$ 83,748	$ 79,437	$ 75,634	$ 76,208	$ 78,373	$ 76,241	$ 78,525	$ 77,030
Less: Goodwill		7,435	7,435	—	—	—	—	—	—
Less: Core deposit intangible		1,621	1,877	—	—	—	—	—	—
Tangible common equity	(a)	$ 74,692	$ 70,125	$ 75,634	$ 76,208	$ 78,373	$ 76,241	$ 78,525	$ 77,030
Common shares outstanding	(b)	6,306	6,298	6,092	6,082	6,073	6,043	6,039	6,039
Tangible book value per common share	(c) = (a)/(b)	$ 11.84	$ 11.13	$ 12.41	$ 12.53	$ 12.91	$ 12.62	$ 13.00	$ 12.76
FUSB stock price	(d)	$ 9.24	$ 7.95	$ 11.65	$ 12.80	$ 11.22	$ 11.11	$ 8.90	$ 8.92
Stock price to tangible book value	(d)/(c)	78%	71%	94%	102%	87%	88%	68%	70%

		6/30/2015	12/31/2014	6/30/2014	12/31/2013	6/30/2013	12/31/2012	6/30/2012
TANGIBLE BOOK VALUE								
Total shareholders' equity		$ 75,783	$ 75,162	$ 73,232	$ 70,095	$ 69,011	$ 68,647	$ 66,741
Less: Goodwill		—	—	—	—	—	—	—
Less: Core deposit intangible		—	—	—	—	—	—	—
Tangible common equity	(a)	$ 75,783	$ 75,162	$ 73,232	$ 70,095	$ 69,011	$ 68,647	$ 66,741
Common shares outstanding	(b)	6,034	6,034	6,030	6,028	6,024	6,024	6,018
Tangible book value per common share	(c) = (a)/(b)	$ 12.56	$ 12.46	$ 12.15	$ 11.63	$ 11.46	$ 11.40	$ 11.09
FUSB stock price	(d)	$ 8.05	$ 8.84	$ 8.47	$ 7.29	$ 9.89	$ 5.36	$ 5.48
Stock price to tangible book value	(d)/(c)	64%	71%	70%	63%	86%	47%	49%

FIRST US BANCSHARES, INC.

www.firstusbank.com

Contact:
Thomas S. Elley
Chief Financial Officer
telley@firstusbank.com
205.582.1200